                                                                   EXHIBIT 10.51


                              DATED 16 October 2003







                              JACUZZI BRANDS, INC.



                                       and



                            FLEET CAPITAL CORPORATION





                          ----------------------------

                               CHARGE OVER SHARES

                          ----------------------------

















                                Slaughter and May
                                 One Bunhill Row
                                 London EC1Y 8YY

                                    AGR/MDSC



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                                       2



                                    CONTENTS

                                                                       Page
                                                                       ----

1.       Interpretation                                                  4

2.       Covenant to Pay                                                 7

3.       Charge                                                          7

4.       Relationship with Intercreditor Agreement                       7

5.       Covenant to Deposit and Further Assurances                      7

6.       Trust for the Secured Parties                                   8

7.       Chargor's Rights before Enforcement                             8

8.       Covenants and Warranties                                        9

9.       Enforcement                                                    10

10.      Dealings with Charged Property on Enforcement                  10

11.      Application of Moneys and Set-Off                              11

12.      General Rights of Security Trustee                             12

13.      Liability of Security Trustee, Delegates and Nominees          12

14.      Protection of Third Parties                                    13

15.      Continuing Security                                            14

16.      Other Security                                                 14

17.      Charge not to be Affected                                      14

18.      Release of Charged Property                                    15

19.      Power of Attorney                                              15

20.      Stamp Duty                                                     15

21.      Communications                                                 16

22.      Rights and Waivers                                             17




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23.      Invalidity                                                     18

24.      Assignment by Security Trustee                                 18

25.      Contracts (Rights of Third Parties) Act 1999                   18

26.      Amendment                                                      18

27.      Governing Law, Jurisdiction and Agents for Service             19

SCHEDULE 1                                                              20






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                                       4


THIS CHARGE OVER SHARES dated 16 October 2003 is made as a deed

BETWEEN

1. JACUZZI BRANDS, INC., a company incorporated under the laws of the State of Delaware, United States of America (the "CHARGOR")

AND

2. FLEET CAPITAL CORPORATION, a Rhode Island corporation, for itself and as trustee for the Secured Parties (the "SECURITY TRUSTEE", which expression includes its successors in title and assigns).

NOW THIS DEED WITNESSES  as follows:-

1.       INTERPRETATION

1.1      TERMS ALREADY DEFINED

         Except to the extent the context otherwise requires or to the extent specifically defined in this deed, words and expressions defined in the Loan and Security Agreement shall have the same meaning when used in this deed.

1.2      DEFINITIONS

         In this deed:-

         "ADMINISTRATION" means administration under Part II of the Insolvency Act 1986.

         "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are open for business in London and New York.

         "CHARGE" means all or any of the Security created, or which may at any time be created, by or pursuant to this deed.

         "CHARGED PROPERTY" means the Original Shares, any Further Shares, any Derived Assets and any Dividends.

         "DELEGATE" means a delegate or sub-delegate appointed pursuant to clause 12.3.

         "DERIVED ASSETS" means all Shares, rights or other property of a capital nature which accrue or are offered, issued or paid at any time (by way of bonus, rights, redemption, conversion, exchange, substitution, consolidation, subdivision, preference, warrant, option, purchase or otherwise) in respect of:-

         (A) the Original Shares; or

         (B) any Further Shares; or


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                                       5


         (C) any Shares, rights or other property previously accruing, offered, issued or paid as mentioned in this definition.

         "DISSOLUTION" of a person includes the bankruptcy, insolvency, liquidation, amalgamation, reconstruction, reorganisation, Administration, administrative or other receivership, or dissolution of that person, and any equivalent or analogous proceeding by whatever name known and in whatever jurisdiction, and any step taken (including, but without limitation, the presentation of a petition or the passing of a resolution) for or with a view to any of the foregoing.

         "DIVIDENDS" means all dividends, interest and other income paid or payable in respect of the Original Shares, any Further Shares or any Derived Assets.

         "FURTHER SHARES" means all Shares (other than the Original Shares and any Shares comprised in any Derived Assets) which the Chargor and the Security Trustee may at any time agree shall be subject to the Charge.

         "INTERCREDITOR AGREEMENT" means the intercreditor agreement dated 15th July 2003 between, amongst others, Fleet Capital Corporation, Wilmington Trust Corporation and Jacuzzi Brands, Inc.

         "JUNIOR SHARE CHARGE" means the deed of charge dated on or about the date hereof given by the Chargor in favour of Wilmington Trust Company.

         "LOAN AND SECURITY AGREEMENT" means the loan and security agreement dated 15th July 2003 made between Fleet Capital Corporation, the Lenders including the Revolving Credit Lenders and Term Loan B Lenders (each as defined therein), Credit Suisse First Boston, Fleet Securities, Inc., Silver Point Finance LLC, Jacuzzi Brands, Inc., Bathcraft, Inc., Eljer Plumbingware, Inc., Gatsby Spas, Inc., Jacuzzi, Inc., Redmont, Inc., Sundance Spas, Inc., Rexair, Inc., USI American Holdings, Inc., USI Global Corp, Zurco, Inc., Zurn PEX, Inc. and Zurn Industries, Inc.

         "LPA" means the Law of Property Act 1925.

         "ORIGINAL SHARES" means the Shares listed in SCHEDULE 1.

         "RIGHTS" means rights, benefits, powers, privileges, authorities, discretions and remedies (in each case, of any nature whatsoever).

         "SECURED PARTIES" means the Administrative Agent, the Term Loan B Agent, the Issuing Bank, each Revolving Credit Lender, each Term Loan B Lender and each Affiliate of a Revolving Credit Lender to whom Product Obligations are owed.

         "SECURITY" includes any mortgage, fixed or floating charge, encumbrance, lien, pledge, hypothecation, assignment by way of security, or title retention arrangement (other than in respect of goods purchased in the ordinary course of trading), and any agreement or arrangement having substantially the same economic or financial effect as any of the foregoing (including any "hold back" or "flawed asset" arrangement).


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                                       6


         "SHARES" means stocks, shares and other securities of any kind.

         "TAX" includes any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature, and any interest or penalty in respect thereof.

         "WORKING HOURS" means 9.00 a.m. to 5.00 p.m. on a Business Day.

1.3      REFERENCES AND CONSTRUCTION

         (A)      In this deed, unless otherwise specified:-

                  (i) references to clauses and schedules are to clauses of and schedules to this deed;

                  (ii) headings to clauses are for convenience only and are to be ignored in construing this deed;

                  (iii) references to a "person" are to be construed so as to include any individual, firm, company, government, state or agency of a state, local or municipal authority, or any joint venture, association or partnership (whether or not having separate legal personality);

                  (iv) references to a "company" are to be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established;

                  (v) references to any statute or statutory provision are to be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted, and include references to all bye-laws, instruments, orders and regulations for the time being made thereunder or deriving validity therefrom; and

                  (vi)     references to times of the day are to London time.

         (B) Except to the extent that the context otherwise requires, any reference in this deed to "THIS DEED" or any other deed, agreement or instrument is a reference to this deed or, as the case may be, the relevant deed, agreement or instrument as amended, supplemented, replaced or novated from time to time and includes a reference to any document which amends, supplements, replaces, novates or is entered into, made or given pursuant to or in accordance with any of the terms of this deed or, as the case may be, the relevant deed, agreement or instrument.

         (C) Sections 6(1) and 6(2) of the Law of Property (Miscellaneous Provisions) Act 1994 shall not apply to this deed.


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                                       7


2.       COVENANT TO PAY

         The Chargor covenants with the Security Trustee to pay and discharge all the Obligations at the time or times when, and in the currency or currencies in which, the same are expressed to be payable under the Loan and Security Agreement or, as the case may be, this deed.

3.       CHARGE

         The Chargor, with full title guarantee (save only for (i) those restrictions imposed pursuant to the Junior Share Charge and (ii) those encumbrances granted pursuant to the Junior Share Charge and which rank in priority behind the rights of the Security Trustee as provided in the Intercreditor Agreement), as continuing security for the payment and discharge of all the Obligations, charges all its Rights, title and interest in and to the Charged Property by way of first fixed charge in favour of the Security Trustee for itself and as trustee for the Secured Parties.

4.       RELATIONSHIP WITH INTERCREDITOR AGREEMENT

         The provisions of this deed, including the rights and powers of the Security Trustee, shall in all respects be subject to the provisions of the Intercreditor Agreement. The Chargor shall not be obliged under this deed to take any action or refrain from taking any action which would conflict with its obligations under or pursuant to the Intercreditor Agreement.

5.       COVENANT TO DEPOSIT AND FURTHER ASSURANCES

5.1      ORIGINAL SHARES AND FURTHER SHARES

         The Chargor shall, immediately after the execution of this deed in the case of the Original Shares, and within two Business Days of each occasion on which the Security Trustee and the Chargor agree that any Shares shall become Further Shares, deposit with the Security Trustee:-

         (A) all share certificates, documents of title and other documentary evidence of ownership in relation to such Shares; and

         (B) transfers of such Shares duly executed by the Chargor or its nominee with the name of the transferee left blank or, if the Security Trustee so requires, duly executed by the Chargor or its nominee in favour of the Security Trustee (or the Security Trustee's nominee), and such other documents as the Security Trustee may require to enable the Security Trustee (or the Security Trustee's nominee) or, after the occurrence of an Event of Default, any purchaser to be registered as the owner of, or otherwise to obtain legal title to, such Shares.



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                                       8


5.2      DERIVED ASSETS

         The Chargor shall, within two Business Days of the accrual, offer, issue or payment of any Derived Assets, deliver or pay to the Security Trustee or procure the delivery or payment to the Security Trustee of:-

         (A) all such Derived Assets or the share certificates, renounceable certificates, letters of allotment, documents of title and other documentary evidence of ownership in relation to them; and

         (B) transfers of any Shares comprised in such Derived Assets duly executed by the Chargor or its nominee with the name of the transferee left blank or, if the Security Trustee so requires, duly executed by the Chargor or its nominee in favour of the Security Trustee (or the Security Trustee's nominee), and such other documents as the Security Trustee may require to enable the Security Trustee (or the Security Trustee's nominee) or, after the occurrence of an Event of Default, any purchaser to be registered as the owner of, or otherwise to obtain legal title to, the Shares comprised in such Derived Assets.

5.3      FURTHER ASSURANCES

         In addition to and without prejudice to anything else contained in this deed, the Chargor shall, at its own cost, promptly execute and do all such deeds, instruments, transfers, renunciations, proxies, notices, documents, assurances, acts and things in such form as the Security Trustee may from time to time require:-

         (A) for perfecting, preserving or protecting the Charge or the priority of the Charge; and

         (B) for facilitating the realisation of the Charge or the exercise of any Rights vested in the Security Trustee.

6.       TRUST FOR THE SECURED PARTIES

         The parties hereto agree that the Security Trustee shall hold the security constituted by, and created pursuant to, this deed together with all rights, benefits, interests, covenants, undertakings and warranties given in its favour hereunder, and the property from time to time representing the same, on trust for the Secured Parties upon and subject to the terms and conditions hereof and according to their respective interests.


7.       CHARGOR'S RIGHTS BEFORE ENFORCEMENT

         Until the Charge shall become enforceable, the Chargor shall be entitled to:-

         (A) receive and retain free from the Charge any Dividends paid to it; and


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                                       9


         (B) exercise and control the exercise of all voting and other Rights relating to the Charged Property provided (i) that the entitlement of the Chargor under this CLAUSE 7(B) may at any time be terminated upon and to the extent of any notice by the Security Trustee to the Chargor evidencing the Security Trustee's intention thenceforth to direct the exercise of such Rights for the purpose of preserving the value of the Charge and (ii) those voting and other Rights shall not be exercised in any manner which (in the reasonable opinion of the Security Trustee) could prejudice the Security provided by this deed.

8.       COVENANTS AND WARRANTIES

8.1      COVENANTS

         The Chargor shall not, except as permitted in the Loan and Security Agreement or the Intercreditor Agreement:-

         (A) create, attempt to create or permit to subsist any Security (other than the Charge and the Junior Share Charge) on, over or with respect to any of the Charged Property;

         (B) sell, transfer, lend, assign, part with its interest in, dispose of, grant any option in respect of or otherwise deal with any of its Rights, title and interest in and to the Charged Property, or agree to do any of the foregoing (otherwise than pursuant to this deed or the Junior Share Charge);

         (C) permit any person other than the Chargor or the Security Trustee or its nominee to be registered as the holder of any of the Charged Property.

8.2      WARRANTIES

         The Chargor represents and warrants to the Security Trustee that:

         (A) subject to the Junior Share Charge and this deed, the Charged Property is legally and beneficially owned by the Chargor free from any Security;

         (B) subject to the Junior Share Charge and this deed, the Chargor has not granted in favour of any other person any interest or option or other rights in respect of any of the Charged Property;

         (C) the Chargor has and will at all times have the necessary power to enter into and perform its obligations under this deed;

         (D) this deed constitutes its legal, valid and binding obligations and is a security over all and every part of the Charged Property;

         (E) all necessary authorisations and consents to enable or entitle it to enter into this deed have been obtained and will remain in full force and effect at all times during the subsistence of the security constituted by this deed.


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                                       10


9.       ENFORCEMENT

9.1      CHARGE SHALL BECOME ENFORCEABLE

         The Charge shall become enforceable, and the powers conferred by section 101 of the LPA as varied and extended by this deed shall be exercisable, upon and at any time after the occurrence of an Event of Default.

9.2      SECTION 101 LPA

         The powers conferred by section 101 of the LPA, as varied and extended by this deed, shall be deemed to have arisen immediately on the execution of this deed.

9.3      SECTIONS 93 AND 103 LPA

         Sections 93 and 103 of the LPA shall not apply to this deed.

10.      DEALINGS WITH CHARGED PROPERTY ON ENFORCEMENT

10.1     RIGHTS OF SECURITY TRUSTEE

         At any time after the Charge has become enforceable, the Security Trustee shall have the right, without any notice to or consent of the Chargor:-

         (A)      Possession

                  to take possession of, collect and get in the Charged Property, and in particular to take any steps necessary to vest all or any of the Charged Property in the name of the Security Trustee or its nominee (including completing any transfers of any Shares comprised in the Charged Property) and to receive and retain any Dividends;

         (B)      Sell

                  to sell, exchange, convert into money or otherwise dispose of or realise the Charged Property (whether by public offer or private contract) to any person and for such consideration (whether comprising cash, debentures or other obligations, Shares or other valuable consideration of any kind) and on such terms (whether payable or deliverable in a lump sum or by instalments) as it may think fit, and for this purpose to complete any transfers of the Charged Property;

         (C)      Voting Rights

                  for the purpose of preserving the value of the Charge or realising the same, to exercise or direct the exercise of all voting and other Rights relating to the Charged Property in such manner as it may think fit;


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                                       11


         (D)      Claims

                  to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands relating in any way to the Charged Property;

         (E)      Legal actions

                  to bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Charged Property; and

         (F)      Other Rights

                  to do all such other acts and things it may consider necessary or expedient for the realisation of the Charged Property or incidental to the exercise of any of the Rights conferred on it under or in connection with this deed or the LPA and to concur in the doing of anything which it has the Right to do and to do any such thing jointly with any other person.

10.2     OBLIGATIONS OF CHARGOR

         After the Charge has become enforceable:-

         (A) all Dividends shall be paid to and retained by the Security Trustee, and any such moneys which may be received by the Chargor shall, pending such payment, be segregated from any other property of the Chargor and held in trust for the Security Trustee; and

         (B) the Chargor shall procure that all voting and other Rights relating to the Charged Property are exercised in accordance with such instructions (if any) as may from time to time be given to the Chargor by the Security Trustee, and the Chargor shall deliver to the Security Trustee such forms of proxy or other appropriate forms of authorisation to enable the Security Trustee to exercise such voting and other Rights.

11.      APPLICATION OF MONEYS AND SET-OFF

11.1     APPLICATION OF MONEYS

         All moneys arising from the exercise of the powers of enforcement under this deed shall (except as may be otherwise required by applicable law) be held and applied in the order of priority set out in the Loan and Security Agreement.

11.2     SET-OFF

         Except as otherwise required by law, all sums payable by the Chargor under this deed shall be paid in full without set-off or counterclaim or any restriction or condition and free and clear of any deduction or withholding on account of Tax or otherwise.


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                                       12


12.      GENERAL RIGHTS OF SECURITY TRUSTEE

12.1     REDEMPTION OF SECURITY

         The Security Trustee may at any time redeem any Security over the Charged Property having priority to the Charge or procure the transfer thereof to the Security Trustee and may settle the accounts of encumbrancers. Any accounts so settled shall be conclusive and binding on the Chargor. The Chargor shall on demand pay to the Security Trustee all principal moneys, interest, costs, charges, losses, liabilities and expenses of and incidental to any such redemption or transfer.

12.2     NEW ACCOUNT

         At any time following:

         (A) the Security Trustee receiving notice (either actual or constructive) of any subsequent Security affecting the Charged Property or,

         (B)      the Dissolution of the Chargor,

         the Security Trustee may open a new account in the name of the Chargor (whether or not it permits any existing account to continue).

         If the Security Trustee does not open such a new account, it shall nevertheless be treated as if it had done so at the time when the notice was received or was deemed to have been received or, as the case may be, the Dissolution commenced. Thereafter, all payments made by the Chargor to the Security Trustee or received by the Security Trustee for the account of the Chargor shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount secured by this deed at the time when the Security Trustee received or was deemed to have received such notice or, as the case may be, the Dissolution commenced.

12.3     DELEGATION

         The Security Trustee may delegate in any manner to any person any of the Rights which are for the time being exercisable by the Security Trustee under this deed. Any such delegation may be made upon such terms and conditions (including power to sub-delegate) as the Security Trustee may think fit.

13.      LIABILITY OF SECURITY TRUSTEE, DELEGATES AND NOMINEES

13.1     POSSESSION

         If the Security Trustee or any Delegate shall take possession of the Charged Property, it may at any time relinquish such possession.



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                                       13


13.2     SECURITY TRUSTEE'S LIABILITY

         The Security Trustee shall not in any circumstances (whether by reason of taking possession of the Charged Property or for any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever):-

         (A) be liable to account to the Chargor or any other person for anything except the Security Trustee's own actual receipts; or

         (B) be liable to the Chargor or any other person for any costs, charges, losses, damages, liabilities or expenses arising from any realisation of the Charged Property or from any exercise or non-exercise by the Security Trustee of any Right conferred upon it in relation to the Charged Property or from any act, default, omission or misconduct of the Security Trustee, its officers, employees or Security Trustees in relation to the Charged Property except to the extent that they shall be caused by the Security Trustee's own fraud, negligence or wilful misconduct or that of its officers or employees.

13.3     DELEGATE'S AND NOMINEE'S LIABILITY

         All the provisions of CLAUSE 13.2 shall apply, mutatis mutandis, in respect of the liability of any Delegate or nominee of the Security Trustee or any officer, employee or agent of the Security Trustee, any Delegate or any nominee of the Security Trustee.

13.4     INDEMNITY

         The Security Trustee and every Delegate, attorney, manager, agent or other person appointed by the Security Trustee hereunder shall be entitled to be indemnified out of the Charged Property in respect of all liabilities and expenses incurred by any of them in the execution or purported execution of any of its Rights and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in any way relating to the Charged Property (except to the extent arising from the Security Trustee's gross negligence or wilful misconduct), and the Security Trustee and any such Delegate, attorney, manager, agent or other person appointed by the Security Trustee hereunder may retain and pay all sums in respect of the same out of any moneys received.

14.      PROTECTION OF THIRD PARTIES

         No person dealing with the Security Trustee or any Delegate shall be concerned to enquire whether any event has happened upon which any of the Rights conferred under or in connection with this deed or the LPA are or may be exercisable, whether any consents, regulations, restrictions or directions relating to such Rights have been obtained or complied with or otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such Rights or as to the application of any money borrowed or raised or other proceeds of enforcement. All the protections to purchasers contained in sections 104 and 107 of the LPA or in any other legislation for


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                                       14


         the time being in force shall apply to any person purchasing from or dealing with the Security Trustee or any Delegate.

15.      CONTINUING SECURITY

         The Charge shall be a continuing security for the Obligations and shall not be satisfied, discharged or affected by any intermediate payment or settlement of account (whether or not any Obligations remain outstanding thereafter) or any other matter or thing whatsoever.

16.      OTHER SECURITY

         The Charge shall be in addition to and shall not be prejudiced by any other Security or any guarantee or indemnity or other document which the Security Trustee may at any time hold for the payment of the Obligations.

17.      CHARGE NOT TO BE AFFECTED

         Without prejudice to CLAUSES 15 AND 16, neither the Charge nor the liability of the Chargor for the Obligations shall be prejudiced or affected by:-

         (A) any variation or amendment of, or waiver or release granted under or in connection with, any other Security or any guarantee or indemnity or other document; or

         (B) time being given, or any other indulgence or concession being granted, by the Security Trustee to the Chargor or any other person; or

         (C) the taking, holding, failure to take or hold, varying, realisation, non-enforcement, non-perfection or release by the Security Trustee or any other person of any other Security, or any guarantee or indemnity or other document; or

         (D)      the Dissolution of the Chargor or any other person; or

         (E)      any change in the constitution of the Chargor; or

         (F) any amalgamation, merger or reconstruction that may be effected by the Security Trustee with any other person or any sale or transfer of the whole or any part of the undertaking, property and assets of the Security Trustee to any other person; or

         (G) the making or absence of any demand for payment of any Obligations on the Chargor or any other person, whether by the Security Trustee or any other person; or

         (H) any arrangement or compromise entered into by the Security Trustee with the Chargor or any other person.


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                                       15


18.      RELEASE OF CHARGED PROPERTY

         If the Security Trustee is satisfied that:-

         (A) all the Obligations have been paid or discharged in full and the Loan and Security Agreement has been terminated; or

         (B) Security or a guarantee for the Obligations, in each case acceptable to the Security Trustee, has been provided in substitution for this deed,

         or upon the occurrence of any sale or disposition of the Charged Property permitted under the Loan and Security Agreement, the Security Trustee shall at the request and cost of the Chargor execute such deeds and do all such acts and things as may be necessary to release the Charged Property (or, in the case of a sale or disposition of the Charged Property, any relevant part thereof) from the Charge.

19.      POWER OF ATTORNEY

19.1     APPOINTMENT

         The Chargor hereby appoints, irrevocably and by way of security, the Security Trustee and any person nominated in writing by the Security Trustee as attorney of the Chargor severally to be the attorney of the Chargor (with full powers of substitution and delegation), on its behalf and in its name or otherwise, at such time and in such manner as the attorney may think fit:-

         (A) to do anything which the Chargor is or may be obliged to do (but has not done) under this deed including, but without limitation, to complete and execute any transfer of Shares; and

         (B) generally to exercise all or any of the Rights conferred on the Security Trustee in relation to the Charged Property or under or in connection with this deed or the LPA.

19.2     RATIFICATION

         The Chargor covenants to ratify and confirm whatever any attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in CLAUSE 19.1.

20.      STAMP DUTY

         The Chargor shall pay promptly, and in any event before any penalty becomes payable, all stamp, documentary and similar Taxes, if any, payable in connection with the entry into, performance, enforcement or admissibility in evidence of this deed or any other document referred to in this deed, and shall indemnify the Security Trustee against any liability with respect to, or resulting from any delay in paying or omission to pay, any such Tax.


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                                       16


21.      COMMUNICATIONS

21.1     COMMUNICATIONS TO BE IN WRITING

         Any communication given or made under or in connection with the matters contemplated by this deed shall be in writing (other than writing on the screen of a visual display unit or other similar device which shall not be treated as writing for the purposes of this CLAUSE 21.1).

21.2     DEEMED DELIVERY

         Any such communication shall be addressed as provided in CLAUSE 21.3 and, if so addressed, shall be deemed to have been duly given or made as follows:-

         (A) if sent by personal delivery, upon delivery at the address of the relevant party;

         (B) if sent by first class post, two Business Days after the date of posting;

         (C)      if sent by fax, upon receipt by the relevant party,

         provided that if, in accordance with the above provisions, any such communication would otherwise be deemed to be given or made outside Working Hours, such communication shall be deemed to be given or made at the start of the next period of Working Hours.

21.3     PARTIES' DETAILS

         The relevant details of each party for the purposes of this deed, subject to CLAUSE 21.4, are:-



                 Party               Addressee                Address                  Fax No.
                 -----               ---------                -------                  -------
         Fleet Capital             Kristina Lee       One South Wacker Drive,       312 332 6537
         Corporation                                   Suite 1400, Chicago,
                                                          Illinois 60606

         with a copy to:

         Winston & Strawn        William D. Brewer     200 Park Avenue, New         212 294 4700
                                                           York, NY 10166

         Jacuzzi Brands, Inc.     Steven C. Barre      Phillips Point - West        561 514 3866
                                                     Tower, 777 South Flagler
                                                      Drive, Suite 1100, West
                                                        Palm Beach, FL 33401
         with a copy to:

         Davis Polk & Wardwell       Tiziana M.        450 Lexington Avenue,        212 450 4800
                                      Tabucchi          New York, NY 10017



21.4     CHANGE OF DETAILS

         Either party may notify the other party at any time of a change to its details for the purposes of CLAUSE 21.3 provided that such notification shall only be effective on:-

         (A) the date specified in the notification as the date on which the change is to take place; or

         (B) if no date is specified or the date specified is less than five Business Days after the date on which notice is given, the date falling five Business Days after notice of any such change has been given.

22.      RIGHTS AND WAIVERS

22.1     DELAY

         No delay or omission on the part of the Security Trustee in exercising any Right provided by law or under this deed shall impair such Right or operate as a waiver thereof or of any other Right.

22.2     SINGLE OR PARTIAL EXERCISE

         The single or partial exercise by the Security Trustee of any Right provided by law or under this deed shall not preclude any other or further exercise thereof or the exercise of any other Right nor prejudice any other Rights unexercised.

22.3     RIGHTS TO BE CUMULATIVE

         The Rights provided in this deed are cumulative with, and not exclusive of, any Rights provided by law.

23.      INVALIDITY

         If at any time any provision of this deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither:-

         (A) the legality, validity or enforceability in that jurisdiction of any other provision of this deed; nor

         (B) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this deed,

         shall be affected or impaired.

24.      ASSIGNMENT BY SECURITY TRUSTEE

         The Security Trustee may at any time, without the consent of the Chargor, assign or transfer the whole or, as the case may be, any part of the Security Trustee's Rights under this deed to any person to whom the whole or any part of any of the Security Trustee's rights under the Loan and Security Agreement shall be assigned or transferred. The Chargor shall not assign or otherwise transfer the benefit of this deed or any of its rights, duties or obligations under this deed to any third party without the prior written consent of the Security Trustee.

25.      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

         The parties to this agreement do not intend that any term of this agreement should be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to, or a lawful assignee of, this agreement.

26.      AMENDMENT

         Any amendment of this deed shall only be effective if made in writing and signed by the Chargor and the Security Trustee and any waiver of any right or default under this deed shall only be effective if made in writing signed by the relevant party.

27.      GOVERNING LAW, JURISDICTION AND AGENTS FOR SERVICE

27.1     GOVERNING LAW

         This deed shall be governed by and construed in accordance with English law.

27.2     JURISDICTION

         The parties irrevocably agree that any legal action or proceeding arising out of or relating to this deed may be brought in the courts of England and irrevocably submit to the non-exclusive jurisdiction of such courts.

27.3     CHARGOR'S AGENT FOR SERVICE

         The Chargor irrevocably appoints USI Overseas Holdings Limited at its registered office in 2 Lambs Passage, London EC1Y 8BB, England as its agent to receive and acknowledge on its behalf service of any writ, summons, order, judgment or other notice of legal process in England. If for any reason the agent named above (or its successor) no longer serves as agent of the Chargor for this purpose, the Chargor shall promptly appoint a successor agent reasonably satisfactory to the Security Trustee and notify the Security Trustee thereof, PROVIDED that until the Security Trustee receives such notification, it shall be entitled to treat the agent named above (or its said successor) as the agent of the Chargor for the purposes of this Clause. The Chargor agrees that any such legal process shall be sufficiently served on it if delivered to such agent for service at its address for the time being in England whether or not such agent gives notice thereof to the Chargor.

27.4     SECURITY TRUSTEE'S AGENT FOR SERVICE

         The Security Trustee irrevocably appoints Jordans Limited of 20-22 Bedford Row, London WC1R 4JF , England as its agent to receive and acknowledge on its behalf service of any writ, summons, order, judgment or other notice of legal process in England . If for any reason the agent named above (or its successor) no longer serves as agent of the Security Trustee for this purpose, the Security Trustee shall promptly appoint a successor agent reasonably satisfactory to the Chargor and notify the Chargor thereof, PROVIDED that until the Chargor receives such notification, it shall be entitled to treat the agent named above (or its said successor) as the agent of the Security Trustee for the purposes of this Clause. The Security Trustee agrees that any such legal process shall be sufficiently served on it if delivered to such agent for service at its address for the time being in England whether or not such agent gives notice thereof to the Security Trustee.



IN WITNESS WHEREOF the Chargor and the Security Trustee have executed this document as a deed the day and year first before written.

                                   SCHEDULE 1


                                 No. of            Class of    Nominal Value            Registered holder(s)
Name of Company                   Shares            Shares     of each Share            as at the date hereof
---------------                   ------            ------     -------------            ---------------------
JBI Holdings Limited               100             Ordinary     (pound)1.00             Jacuzzi Brands, Inc.





EXECUTED AS A DEED
for and on behalf of JACUZZI BRANDS, INC. by its duly authorised signatory:


/s/ Steven C. Barre
.............................................. (authorised signatory)
Sr. Vice President, General Counsel & Secretary


EXECUTED AS A DEED
for and on behalf of FLEET CAPITAL
CORPORATION by its duly authorised
signatory:


/s/ David Ritchay
.............................................. (authorised signatory)
Senior Vice President